SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                       Trust for Government Cash Reserves
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]      No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1.   Title of each class of securities to which transaction applies:

         2.   Aggregate number of securities to which transaction applies:

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.   Proposed maximum aggregate value of transaction:

         5.   Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                       TRUST FOR GOVERNMENT CASH RESERVES


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.





Trust for Government Cash Reserves will hold a special meeting of shareholders on March 22, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.





Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement.
You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include:

o        the election of Trustees,
o        ratification of independent auditors,
o        a change to the Trust's fundamental investment policy,
o        a proposed reorganization of Trust for Government Cash Reserves
         (the "Trust") into a newly created portfolio (the "New
         Fund") of Money Market Obligations Trust, and
o an amendment to the Declaration of Trust that will be adopted by the New Fund upon approval of the Reorganization.

     Why are individuals recommended for election to the Board of Trustees? The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

     Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

     The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

     Why am I being asked to vote on the ratification of independent auditors? The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

     The Board of Trustees approved the selection of Arthur Andersen LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

     Why is the Reorganization being proposed? Trust for U.S. Government Cash Reserves' Board of Trustees and investment adviser believe that the Trust's management structure can be simplified by reorganizing as a portfolio of Money Market Obligations Trust ("MMOT"), another money market mutual fund. After the Reorganization, the original Trust will be dissolved. MMOT offers a variety of portfolios investing in money market securities, each with its own investment objective.

How will the Reorganization affect my investment?

o        The shares you own and the value of your investment will not change.
o        The Reorganization will be a tax-free event.
o There will not be sales loads, commissions, or transaction fees in connection with the Reorganization.
o        The investment objective will remain the same.
o There will be no increases in the fees payable to the Trust's adviser because of the Reorganization.

     How do I vote my shares? You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

     You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

     Who do I call if I have  questions  about  the Proxy  Statement?  Call your
Investment   Professional   or  a  Federated   Client  Service   Representative.
Federated's toll-free number is 1-800-341-7400.



   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                                                      DEFINITIVE





                       TRUST FOR GOVERNMENT CASH RESERVES


                            NOTICE OF SPECIAL MEETING
                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 22, 1999




     A Special Meeting in lieu of Annual Meeting of the shareholders of Trust for Government Cash Reserves (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (Eastern time), on March 22, 1999 to consider proposals:

(1)  To elect seven Trustees.

(2)  To ratify the selection of the Trust's independent auditors.

(3) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for Government Cash Reserves (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust.



     To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed January 21, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                         By Order of the Board of Trustees,

                                         John W. McGonigle
                                         Secretary


February 2, 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



About the Proxy Solicitation and the Meeting................................3

Election of Seven Trustees..................................................3

About the Election of Trustees .............................................4

Trustees Standing for Election..............................................4

Nominees Not Presently Serving as Trustees..................................5

Ratification of the Selection of the Independent Auditors..................6

Approval of the Proposed Agreement and Plan of Reorganization...............6

Information About the Trust................................................10

Proxies, Quorum and Voting at the Meeting..................................10

Share Ownership of the Trustees............................................11

Trustee Compensation.......................................................11

Officers of the Trust......................................................12

Other Matters and Discretion of Attorneys Named in the Proxy...............15

Appendix I:  Agreement and Plan of Reorganization.........................I-1

                                                                      DEFINITIVE




                                 PROXY STATEMENT


                       TRUST FOR GOVERNMENT CASH RESERVES
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting



     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on March 22, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").



     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



     At its meeting on November 17, 1998, the Board considered the proposed reorganization of the Trust, and approved it, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 2, 1999, to shareholders of record at the close of business on January 21, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding _________531,053,829.5600 shares of beneficial interest.



     The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended November 30, 1998, was previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., John F. Cunningham, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Cunningham, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective April 1, 1999. Please see "About the Election of Trustees" below for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignation of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Mansfield and Walsh are not elected as Trustees.

     All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

     If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     Set forth below is a listing of: (i) Trustees  standing for  election,  and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:


Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee



     Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, and Member of Executive Committee, University of Pittsburgh.




John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee



     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice -President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.




Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee



     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly,
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee



     Director  or  Trustee  of  the  Federated  Fund  Complex;   President,  Law
Professor, Duquesne University; Consulting Partner, Mollica & Murray.




Nominees Not Presently Serving as Trustees


John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943



     Chairman,  President and Chief  Executive  Officer,  Cunningham & Co., Inc;
Trustee  Associate,   Boston  College;  Director,  EMC  Corporation;   formerly,
Director, Redgate Communications.






Charles F. Mansfield, Jr.
80 South Road
Westhampton, NY



Birthdate:  April 10, 1945
Management consultant.


John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957




     President and Director, Heat Wagon, Inc; President and Director, Manufacturers Products, Inc; President, Portable Heater Parts, a division of
Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.




     PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Trustees of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Arthur Andersen LLP (the "Auditors") for the current fiscal year at a Board meeting held on February 23, 1998.

     The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

     Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS




               PROPOSAL #4: TO APPROVE THE PROPOSED REORGANIZATION



     The Board of Trustees of the Trust has voted to recommend to shareholders of the Trust the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolio, Trust for Government Cash Reserves (the "New Fund"), would acquire all of the assets (subject to the liabilities) of the Trust in exchange for shares of beneficial interest of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and dissolution of the Trust (the "Reorganization"). As a result of the Reorganization, each shareholder of the Trust will become the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Trust on the date of the Reorganization.



     MMOT is an open-end management investment company which currently includes thirteen portfolios, each of which has its own investment objective. The New Fund is a newly-organized portfolio of MMOT(initially a "shell" portfolio) with the same objective and investment strategies as the Trust. Its investment objective is high current income consistent with stability of principal. The New Fund pursues this investment objective by investing in a portfolio of money market instruments maturing in thirteen months or less. The average maturity of money market instruments in the New Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. The Trust has an identical investment objective, which it pursues by investing in a portfolio of money market instruments maturing in thirteen months or less. The average maturity of money market instruments in the Trust's portfolio, computed on a dollar weighted basis, will be 90 days or less. Both the Trust and the New Fund are money market mutual funds which seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that either the Trust or the New Fund will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) An investment in the Trust or the New Fund is neither insured nor guaranteed by the U.S. government.



     As a condition to the Reorganization transactions, the Trust and MMOT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss will be recognized by either the Trust or MMOT or the shareholders of the Trust and the New Fund. The tax basis of the New Fund shares received by Trust shareholders will be the same as the tax basis of their shares in the Trust.

     Significant   components  of  the  Reorganization  and  provisions  of  the
Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Trust and MMOT, a copy of which is attached as Appendix I to this Proxy Statement.

Description of the Reorganization Agreement

     The Reorganization Agreement provides that all of the assets of the Trust will be transferred to the New Fund, subject to the liabilities of the Trust. Each holder of shares of the Trust will receive the same number (with the same aggregate value) of shares of the New Fund as the shareholder had in the Trust immediately prior to the Reorganization. The Trust's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the New Fund.

     Following the transfer of assets and assumption of liabilities of the Trust to and by the New Fund, and the issuance of shares by the New Fund to the Trust, the Trust will distribute the shares of the New Fund received by the Trust among the shareholders of the Trust in proportion to the number of shares each such shareholder has in the Trust. In addition to receiving the shares of the New Fund, each shareholder of the Trust will have a right to receive any declared and unpaid dividends or other distributions of the Trust. Following the Reorganization, shareholders of the Trust will be shareholders of the New Fund. Upon the completion of the Reorganization, the Trust will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Trust will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the New Fund issued in connection with the Reorganization.

     The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Trust; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after April 23, 1999.

     The Trust's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Trust's shareholders.

     The Reorganization may be terminated at any time prior to its consummation by either the Trust or MMOT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MMOT, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the
Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or waiver would not have a material adverse effect upon the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of shareholders of the Trust and the New Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Trust or the shareholders of the New Fund, as the case may be.

Reasons for the Proposed Reorganization

     The Trust was established as a Massachusetts business trust in 1989. Although the Board has been satisfied with the Trust's performance, it, and the Trust's investment adviser, believe that certain operating efficiencies can be achieved by reorganizing the Trust as a portfolio of MMOT rather than remaining as a separate entity. Accordingly, the Trust's investment adviser has recommended to the Board of Trustees of MMOT that the New Fund be organized for the purpose of acquiring the Trust's assets and thereby reorganizing the Trust as a portfolio of MMOT. The Trust's investment adviser similarly recommended to the Trustees of the Trust that the Trust's assets be transferred to MMOT, on behalf of the New Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Trust's investment adviser emphasized the comparable advisory services provided to the Trust and the New Fund, the identical investment objectives and investment policies of the Trust and the New Fund, and the administrative convenience and simplification of management achievable by operating the Trust as a portfolio of MMOT.

Board of Trustees' Considerations and Recommendations

     The Trust's Board of Trustees, at its meeting on November 17, 1998, concluded that the reorganization of the Trust as a portfolio of MMOT could provide for operating efficiencies. The Trust's Trustees also noted that Trust shareholders would continue to receive the same quality of investment management services from the New Fund's investment adviser, which is also the Trust's investment adviser. The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Trust and that the interests of the Trust shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Trust will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to Trust shareholders the approval of, the Reorganization.

     The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on November 17, 1998, have unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the New Fund, and that the interests of New Fund shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement. Under the terms of the Declaration of Trust, the approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting shares of the Trust as defined under the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

Federal Income Tax Consequences

     As a condition to the Reorganization transactions, the Trust and MMOT, on behalf of the New Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code; (2) no gain or loss will be recognized by the New Fund upon its receipt of the Trust's assets in exchange for New Fund shares; (3) no gain or loss will be recognized by the Trust upon the transfer of its assets to the New Fund in exchange for New Fund shares or upon the distribution (whether actual or constructive) of the New Fund shares to the Trust shareholders in exchange for their shares of the Trust; (4) no gain or loss will be recognized by shareholders of the Trust upon exchange of the Trust shares for New Fund shares; (5) the holding period and tax basis for the Trust's assets acquired by the New Fund will be the same as the holding period and the tax basis to the Trust immediately prior to the Reorganization; (6) the holding period of New Fund shares received by shareholders of the Trust pursuant to the Reorganization Agreement will be the same as the holding period of Trust shares held by such shareholders immediately prior to the Reorganization, provided the Trust shares were held as capital assets on the date of the Reorganization; and (7) the tax basis of New Fund shares received by shareholders of the Trust pursuant to the Reorganization Agreement will be the same as the tax basis of Trust shares held by such shareholders immediately prior to the Reorganization.

     The Trust and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

Comparison of Investment Policies and Risk Factors


     The investment objective of the Trust is identical to the investment objective of the New Fund. Investments in the Trust and the New Fund are not insured or guaranteed by the U.S. government. Since the Trust and the New Fund are managed to maintain a constant net asset value, the Trust and the New Fund have little risk of principal loss. However, investments in the Trust and the New Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities owned by the Trust and the New Fund will have their credit ratings downgraded; the ability of the issuers of securities owned by the Trust and the New Fund to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities owned by the Trust and the New Fund, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Trust and the New Fund at a generally lower interest rate; and international economic and political developments, which may have an impact on issuers of securities owned by the Trust and the New Fund.


     The investment policies of the New Fund have been established to mirror the present policies and restrictions of the Trust. If the Reorganization is approved by shareholders of the Trust, prior to the issuance of any shares of the New Fund, and in accordance with the governing instruments of the New Fund, the Trustees of MMOT will make changes to the policies and restrictions of the New Fund that parallel any changes approved by the shareholders at the Meeting. As a result, at the effective time of the Reorganization, the investment policies and restrictions of the Trust and the New Fund will be identical.

Comparative Information on Shareholder Rights and Obligations

     Each of the Trust and MMOT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Trust and of shareholders of MMOT relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MMOT.

     Neither the Trust nor MMOT are required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of either the Trust or MMOT for any permissible purpose shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Trust or MMOT, as the case may be. Each share of the Trust and MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of the New Fund are entitled to vote on matters only affecting the New Fund.

     Under certain circumstances, shareholders of the Trust and shareholders of the New Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MMOT, respectively. To protect their shareholders, the Trust and MMOT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MMOT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or MMOT or their Trustees enter into or sign.

     In the unlikely event a shareholder is held personally liable for the Trust's or the New Fund's obligations, each of the Trust and the New Fund is required to use its property to protect or compensate the shareholder. On request, the Trust or the New Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the New Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust or MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MMOT.

     Purchase and Redemption Information, Exchange Privileges, Distribution and Pricing

     The purchase, redemption, exchange privileges and distribution policies of the Trust and the New Fund are identical.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT


                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.



     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of an adjournment other proxies that they are entitled to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.




     As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash
Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.


Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.



     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Trust: NMF & Co., Boston, MA, owned approximately 129,052,126.1100 shares (24.30%); Acadia & Co., Boston, MA, owned approximately 35,165,278.2200 shares (6.62%); Fiduciary Trust Company International, New York, NY, owned approximately 34,037,500.0000 shares (6.41%); Friedmar & Co., Richmond, CA, owned approximately 30,995,184.1000 shares (5.84%); and The Bank of the West, San Jose, CA, owned approximately 30,375,814.0000 shares (5.72%).







Trustee Compensation

Name,                                Aggregate Compensation                    Total Compensation Paid
Position with Trust                       from Trust1#                           From Fund Complex+
---------------------------------- ---------------------------- ------------------------------------------------------
John F. Donahue*@                            $0                 $-0- for the Trust and
        =========
Chairman and Trustee                                            56 other investment companies in the Fund Complex
========

Thomas G. Bigley                                                $______$113,860.22 for the Trust and
Trustee                                                         56 other investment companies in the Fund Complex

John T. Conroy, Jr.                                             $______$125,264.48 for the Trust and
Trustee                                                         56 other investment companies in the Fund Complex

William J. Copeland                                             $______$125,264.48 for the Trust and
Trustee                                                         56 other investment companies in the Fund Complex

James E. Dowd                                                   $______$125,264.48 for the Trust and
Trustee                                                         56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*                                        $______$125,264.48 for the Trust and
Trustee                                                         56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.@                                        $______$125,264.48 for the Trust and
Trustee                                                         56 other investment companies in the Fund Complex
                                   $1,410.00


Glen R. Johnson*                             $1,551.24          $-0- for the Trust and
        ========                             =========
President and Trustee                                           56 other investment companies in the Fund Complex
=========

Peter E. Madden                              $1,551.24          $______$113,860.22 for the Trust and
                                             =========                 ===========
Trustee                                                         56 other investment companies in the Fund Complex

John E. Murray, Jr.                          $1,551.24          $______$113,860.22 for the Trust and
                                             =========                 ===========
Trustee                                                         56 other investment companies in the Fund Complex

Wesley W. Posvar                             $1,410.00          $______$113,860.22 for the Trust and
                                             =========                 ===========
Trustee                                                         56 other investment companies in the Fund Complex

Marjorie P. Smuts                            $1,551.24          $______$113,860.22 for the Trust and
                                             =========                 ===========
Trustee                                                         56 other investment companies in the Fund Complex



                                             $0


                                             $1,410.00


                                             $1,410.00


                                             $1,410.00


                                             $1,410.00





*1 Information is furnished for the fiscal year ended November 30, 1998.

     # The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+The information is provided for the last calendar year.


     * This Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.


     During the fiscal year ended November 30, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.


     The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.



     For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland, and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended November 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.


Officers of the Trust

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee



Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.




Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate:  May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President



Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938



Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director

Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp. Director, Federated Services Company; Director, Federated Securities Corp.

William D. Dawson, II
Federated Investors Tower
Pittsburgh, PA

Birthdate:  March 3, 1949

Chief Investment Officer

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative
Services; Vice President, Federated Investors, Inc; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.



Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President



     President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors Inc. Chairman and Director, Federated Securities Corp.

Susan R. Hill
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 20, 1963

Vice President

Vice President of Federated Research; formerly: Assistant Vice President of Federated Research.

Richard J. Thomas
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 17, 1954

Treasurer

     Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions within Funds Financial Services Division of Federated Investors, Inc.

     None of the Officers of the Trust received salaries from the Trust during the fiscal year ended November 30, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Trust for Government Cash Reserves, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                       By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary
February 2, 1999

                       TRUST FOR GOVERNMENT CASH RESERVES

Investment Adviser
FEDERATED RESEARCH
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779






Cusip
(_____/99)

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Trust for Government Cash Reserves (the "Trust") hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on March 22, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 12:00 Noon, and at any adjournment thereof.



     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TRUST FOR GOVERNMENT CASH RESERVES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust


                                    FOR              [   ]

Proposal 1 To elect Thomas G. Bigley,  John T. Conroy,  Jr., John F. Cunningham,
     Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR              [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]


                    If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee(s) for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4 To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for Government Cash Reserves (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust

                                    FOR              [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                YOUR VOTE IS IMPORTANT
                                                Please complete, sign and return
                                                this card as soon as possible.
o

                                                Dated


                                                Signature


                                               Signature (Joint Owners)


     Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


   You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

                                                                        Appendix




                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION dated as of January 26, 1999 (the "Agreement") between Trust for Government Cash Reserves, a Massachusetts business trust (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust , a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on behalf of its newly-organized portfolio Trust for Government Cash Reserves (the "Successor Fund").


     WHEREAS, the Board of Trustees of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1.       Plan of Exchange.

     (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein) the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

     (b) Delivery of the assets of the Fund to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

     (c) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.


     (d) The Valuation Date shall be April 23, 1999, or such earlier or later date as may be mutually agreed upon by the parties.


     (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

     2. The Fund's Representations and Warranties. The Fund represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

     (a) The Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

     3. The Trust's Representations and Warranties. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:

     (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

     (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

     (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund Shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

     4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

     (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

     (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

     5. The Fund's Conditions Precedent. The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     6. The Trust's and the Fund's Conditions Precedent. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

     (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

     (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

     (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

     Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

     7. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of the Fund, in respect of this Agreement.

     8. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

     9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

                  11.      Capacity of Trustees, Etc.

     (a)(i) The names "Trust for Government Cash Reserves" and "Board of Trustees of Trust for Government Cash Reserves" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Fund's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with any portfolio of shares of the Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Fund.

     (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of the Fund shall be liable with respect thereto.

     (b)(i) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

     (ii) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

     12. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.



                                            TRUST FOR GOVERNMENT CASH RESERVES



ATTEST:  /s/ Gail Cagney                    /s/ John W. McGonigle
           Title:  Assistant Secretary      Title:   Executive Vice President


                                            MONEY MARKET OBLIGATIONS
                                            TRUST, on behalf of its portfolio,
                                            Trust For Government Cash Reserves




ATTEST: /s/ Gail Cagney                     /s/ John W. McGonigle
           Title:  Assistant Secretary      Title:   Executive Vice President